UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

April 29, 2013

Date of Report (Date of earliest event reported)

BB&T Corporation

(Exact name of registrant as specified in its charter)

Commission file number: 1-10853

North Carolina	56-0939887
(State of incorporation)	(I.R.S. Employer Identification No.)

200 West Second Street Winston-Salem, North Carolina	27101
(Address of principal executive offices)	(Zip Code)

(336) 733-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On April 29, 2013 BB&T Corporation, a North Carolina corporation (the “Company”), filed Articles of Amendment for the purpose of amending its Articles of Incorporation to fix the designations, preferences, limitations and relative rights of its Series G Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share and a liquidation preference of $25,000 per share (the “Preferred Stock”). A copy of the Articles of Amendment is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

Item 8.01. Other Events.

On May 1, 2013, the Company closed the sale of 20,000,000 depositary shares (the “Depositary Shares”), with each Depositary Share representing ownership of 1/1,000th of a share of the Company’s Preferred Stock, which were registered pursuant to a registration statement on Form S-3 (SEC File No. 333-175538) which was automatically effective on July 13, 2011 (the “Registration Statement”). The following documents are being filed with this report on Form 8-K and shall be incorporated by reference into the Registration Statement: (i) Underwriting Agreement dated April 24, 2013, among the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated, BB&T Capital Markets, a division of BB&T Securities, LLC, Deutsche Bank Securities Inc., Morgan Stanley & Co. LLC, UBS Securities LLC and Wells Fargo Securities, LLC, as representatives of the underwriters; (ii) Articles of Amendment of the Company filed April 29, 2013; (iii) form of certificate representing the Preferred Stock; (iv) Deposit Agreement dated May 1, 2013 between the Company and Computershare Inc. and Computershare Trust Company, N.A., jointly as depositary; (v) form of Depositary Receipt; and (vi) validity opinion with respect to the Depositary Shares and the Preferred Stock.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

1.1	Underwriting Agreement dated April 24, 2013, among the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated, BB&T Capital Markets, a division of BB&T Securities, LLC, Deutsche Bank Securities Inc., Morgan Stanley & Co. LLC, UBS Securities LLC and Wells Fargo Securities, LLC, as representatives of the underwriters named therein.

4.1	Articles of Amendment of the Company with respect to Series G Non-Cumulative Perpetual Preferred Stock filed April 29, 2013.

4.2	Form of certificate representing the Series G Non-Cumulative Perpetual Preferred Stock.

4.3	Deposit Agreement dated May 1, 2013, between the Company and Computershare Inc. and Computershare Trust Company, N.A., jointly as depositary.

4.4	Form of Depositary Receipt (included as part of Exhibit 4.3).

5.1	Validity opinion of Robert J. Johnson, Jr., Executive Vice President, General Counsel, Secretary and Chief Corporate Governance Officer of the Company.

23.1	Consent of Robert J. Johnson, Jr., Executive Vice President, General Counsel, Secretary and Chief Corporate Governance Officer of the Company (included as part of Exhibit 5.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BB&T CORPORATION (Registrant)

By:	/s/ Cynthia B. Powell
Name:	Cynthia B. Powell
Title:	Executive Vice President and Corporate
Controller (Principal Accounting Officer)

Date: May 1, 2013

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

1.1	Underwriting Agreement dated April 24, 2013, among the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated, BB&T Capital Markets, a division of BB&T Securities, LLC, Deutsche Bank Securities Inc., Morgan Stanley & Co. LLC, UBS Securities LLC and Wells Fargo Securities, LLC, as representatives of the underwriters named therein.

4.1	Articles of Amendment of the Company with respect to Series G Non-Cumulative Perpetual Preferred Stock filed April 29, 2013.

4.2	Form of certificate representing the Series G Non-Cumulative Perpetual Preferred Stock.

4.3	Deposit Agreement dated May 1, 2013 between the Company, Computershare Inc. and Computershare Trust Company, N.A., jointly as depositary.

4.4	Form of Depositary Receipt (included as part of Exhibit 4.3).

5.1	Validity opinion of Robert J. Johnson, Jr., Executive Vice President, General Counsel, Secretary and Chief Corporate Governance Officer of the Company.

23.1	Consent of Robert J. Johnson, Jr., Executive Vice President, General Counsel, Secretary and Chief Corporate Governance Officer of the Company (included as part of Exhibit 5.1).